UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2019

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Cohu, Inc. (“Cohu”) was held on May 8, 2019. At the Annual Meeting, Cohu’s stockholders cast their votes on five proposals, as set forth below. Cohu had 40,816,889 shares outstanding on the March 19, 2019 record date and 38,341,171 (94%) were represented at the Annual Meeting.

Proposal 1. Election of Directors.

Steven J. Bilodeau was elected as a Class 3 director of Cohu. The results were as follows:

Votes For - 32,944,746; Votes Against - 1,489,350; Abstentions - 121,798; Broker Non-Votes - 3,785,277

James A. Donahue was elected as a Class 3 director of Cohu. The results were as follows:

Votes For - 33,023,835; Votes Against - 1,410,164; Abstentions - 121,895; Broker Non-Votes - 3,785,277

The remaining directors continuing in office until 2020 are William E. Bendush, Robert L. Ciardella and Ritu C. Favre, and until 2021 are Andrew M. Caggia, Luis A. Müller and Jorge L. Titinger.

Proposal 2. The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For - 33,713,089; Votes Against - 428,220; Abstentions - 414,585; Broker Non-Votes - 3,785,277

Proposal 3. The vote on amendments to the Cohu 2005 Equity Incentive Plan to (i) increase the shares of stock available for issuance by 2,000,000 and (ii) eliminate a sublimit on the aggregate number of shares that may be issued pursuant to restricted stock, restricted stock units, performance shares or performance unit awards was approved. The results were as follows:

Votes For - 32,520,331; Votes Against - 2,011,638; Abstentions - 23,925; Broker Non-Votes - 3,785,277

Proposal 4. The vote on an amendment to the 1997 Employee Stock Purchase Plan to increase the number of shares that may be issued under the plan by 500,000 was approved. The results were as follows:

Votes For - 34,166,897; Votes Against - 266,338; Abstentions - 122,659; Broker Non-Votes - 3,785,277

Proposal 5. The ratification of the appointment of Ernst & Young LLP as the Cohu’s independent registered public accounting firm for fiscal year 2019 was approved. The results were as follows:

Votes For - 36,717,349; Votes Against - 1,325,159; Abstentions - 298,663; Broker Non-Votes - 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 9, 2019	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer